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                                                                   EXHIBIT 10.60


                            AMENDMENT NO. 2 TO LEASE

         THIS AMENDMENT NO. 2 TO LEASE, entered into this 13th day of August, 1996, by and between HIGHWOODS/FORSYTH LIMITED PARTNERSHIP (Successor-in-interest to 3401 Associates, L.P.), as Lessor, and UNIPHY HEALTHCARE, INC., as Lessee.

                              W I T N E S S E T H:

                  WHEREAS, Lessor and Lessee entered into a Lease Agreement dated March 31, 1996 as amended on March 31, 1996 by that Amendment No. 1 to Lease (all hereinafter referred to as the "Lease"), providing for the demise by Lessor to Lessee of office space in a certain office building now commonly known and designated as 3401 West End, Nashville, Tennessee (the "Building") all as more specifically set forth in the Lease; and

                  WHEREAS, said office space currently consists of 2,190 rentable square feet (Suite 380) on the third floor of the East wing of the Building ("Premises"); and

                  WHEREAS, the term of the Lease is to expire on July 31, 1999; and

                  WHEREAS, Lessor and Lessee desire to lease additional space in the building consisting of 3,678 rentable square feet (the "Expansion Space") as denoted in Exhibit A-2 effective October 1, 1996 for a term of the 36 months to expire on September 30, 1999.

                  NOW, THEREFORE, in consideration of mutual covenants and undertakings hereinafter set forth by and between the parties hereto, the Lease is hereby amended as follows:

         1. The total square footage of the Premises pursuant to this Amendment No. 2 to Lease will increase to 5,868 rsf effective October 1, 1996.

         2.   Effective July 31, 1999, the leasing of 2,190 square feet (Suite
              380) will terminate and the total square footage of the Premises pursuant to this Amendment No. 2 to Lease will decrease to 3,678 square feet effective August 1, 1999 and through September 30, 1999, the remainder of the term.

         3. Lessor shall deliver the Expansion Space to Lessee in "as-is" condition on October 1, 1996.

         4.   "Base Rental" payments for the remainder of the term will be:

              Suite 380 (2,190 rsf)
              8/1/96 - 7131/99                  $19.50/rsf        $3,558.75/mo.

              Suite 665W (3,678 rsf)
              10/1,'96 - 9/30/97                $18.00/rsf        $5,517.00/mo.
              10/1/97 - 9/30/98                 $18.50/rsf        $5,670.25/mo.
              10/1/98 - 9/30/99                 $19.00/rsf        $5,823.50/mo.

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              Total Base Rent
              8/1/96 - 9/30/96                  $3,558.75/mo.
              10/1/96 - 9/30/97                 $9,075.75/mo.
              10/1/97 - 9/30/98                 $9,229.00/mo.
              10/1/98 - 7/31/99                 $9,382.25/mo.
              8/1/99 - 9/30/99                  $5,823.50/mo.

         5. The Base Year as referred to in Paragraph 5(c) of the Lease will remain calendar year 1996.

         6. Parking rights as referred to in Paragraph 10 of the Lease will be for a total of seven (7) spaces from August 1, 1996 to September 30, 1996, eighteen (18) spaces from October 1, 1996 to July 31, 1999, and eleven (11) spaces from August 1, 1999 to September 30, 1999 at the rate of $10.00 per space per month (the "Basic Parking Charge").

         7. This Amendment No. 2 To Lease shall be incorporated into and made a part of the Lease and all provisions of the Lease not expressly modified or amended shall remain in full force and effect.

                  IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 2 To Lease by proper person thereunto authorized to do so on the day and year first written above.


LESSOR:                                   LESSEE:

HIGHWOODS/FORSYTH LIMITED                 UNIPHY HEALTHCARE, INC.
PARTNERSHIP
BY: HIGHWOODS PROPERTIES, INC.

By:                                       By:    /s/ Kenneth C. Mitchell
    --------------------------                   -------------------------------

                                          Title: Vice President
                                                 -------------------------------



                                          GUARANTOR:

                                          RHCMS, INC.


                                          By:    /s/ Randall Soltman
                                                 -------------------------------

                                          Title: Senior Vice President
                                                 -------------------------------



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                                   EXHIBIT A-2

                           SIXTH FLOOR EXPANSION SPACE






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